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                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

                      CHASE CREDIT CARD OWNER TRUST 2000-1


Section 7.3 Indenture                Distribution Date:               12/15/2004
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(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      1,412,500.00
             Class B Note Interest Requirement                        127,083.33
             Class C Note Interest Requirement                        188,838.95
                       Total                                        1,728,422.28

        Amount of the distribution allocable to the interest on the Notes per
               $1,000 of the initial principal balance of the Notes
               Class A Note Interest Requirement                         1.88333
               Class B Note Interest Requirement                         2.03333
               Class C Note Interest Requirement                         2.35000

(iii)   Aggregate Outstanding Principal Balance of the Notes
               Class A Note Principal Balance                        750,000,000
               Class B Note Principal Balance                         62,500,000
               Class C Note Principal Balance                         80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)     Required Owner Trust Spread Account Amount                  8,928,570.00



                                                       By:
                                                             -------------------

                                                       Name:  Patricia M. Garvey
                                                       Title: Vice President


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